Exhibit 23





INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement Nos. 2-54345, 2-63803, 2-75715, 2-88474, 2-96491 and 33-32465 on Form
S-8 and in Registration Statement No. 33-55136 on Form S-3 of our report dated October 31, 1994, except for Note 14, as to which the date is January 26, 1995, appearing in the Current Report on Form 8-K of Bergen Brunswig Corporation dated April 24, 1995.




/s/ Deloitte & ToucheLLP
--------------------------
Costa Mesa, California
May 23, 1995








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